Exhibit 99.30

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-12

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1)   The amount of such distribution allocable to principal:

     Class 12-A1.......$      35.83713768     Class 12-M......$     0.71254627
     Class 12-A2.......$      43.88600675     Class 12-B1.....$     0.71254543
     Class 12-A3.......$       0.00000000     Class 12-B2.....$     0.71254618
     Class 12-A4.......$       0.00000000     Class 12-B3.....$     0.71254618
     Class 12-A5.......$       0.00000000     Class 12-B4.....$     0.71254854
     Class 12-A6.......$       0.71254582     Class 12-B5.....$     0.71254418
     Class 12-PO.......$       1.06829364     Class 12-R......$     0.00000000

     2) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 12-A1.......$      34.95643269     Class 12-M......$     0.00000000
     Class 12-A2.......$      42.80749915     Class 12-B1.....$     0.00000000
     Class 12-A3.......$       0.00000000     Class 12-B2.....$     0.00000000
     Class 12-A4.......$       0.00000000     Class 12-B3.....$     0.00000000
     Class 12-A5.......$       0.00000000     Class 12-B4.....$     0.00000000
     Class 12-A6.......$       0.69503486     Class 12-B5.....$     0.00000000
     Class 12-PO.......$       1.04204011     Class 12-R......$     0.00000000

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     3)   The  amount of such  distribution  to the  Certificateholders  of each class, allocable to Interest:

     Class 12-A1.......$       5.75525600     Class 12-B1.....$     5.82914035
     Class 12-A2.......$       5.73772012     Class 12-B2.....$     5.82914057
     Class 12-A3.......$       5.83333358     Class 12-B3.....$     5.82913850
     Class 12-A4.......$       5.83333309     Class 12-B4.....$     5.82914298
     Class 12-A5.......$       5.83333339     Class 12-B5.....$     5.82916839
     Class 12-A6.......$       5.82913960     Class 12-R......$     0.00000000
     Class 12-M........$       5.82913990     Class 12-S......$     0.00000000

     4)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:..... $      131,652.60

(b)  The amounts below are for the aggregate of all Certificates.

     5) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:........$  620,544,954.55

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................            2,040

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                 Class Certificate         Single
                                 Principal Balance   Certificate Balance
                                 -----------------   -------------------

          Class 12-A1............$  294,741,234.33    $         950.78
          Class 12-A2............$  141,383,442.52    $         939.72
          Class 12-A3............$   16,633,813.00    $       1,000.00
          Class 12-A4............$   17,157,119.00    $       1,000.00
          Class 12-A5............$   62,129,252.00    $       1,000.00
          Class 12-A6............$   61,730,675.81    $         998.57
          Class 12-PO............$      362,283.94    $         997.90
          Class 12-M.............$    9,017,069.84    $         998.57
          Class 12-B1............$    6,118,725.68    $         998.57
          Class 12-B2............$    4,830,572.27    $         998.57
          Class 12-B3............$    3,220,381.52    $         998.57
          Class 12-B4............$      966,114.05    $         998.57
          Class 12-B5............$    2,254,270.59    $         998.57
          Class 12-R.............$            0.00    $           0.00
          Class 12-S.............$  602,032,797.40    $         961.03

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     7)   The  following  pertains  to any real  estate  acquired  on  behalf of
          Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:
          book value..................................$               0.00
          unpaid principal balance....................$               0.00
          number of related mortgage loans............                   0

     8) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                                 Number  24    Principal Balance $ 6,653,439.93
               (2)  60-89 days
                                 Number   2    Principal Balance $   470,261.81
               (3)  90 days or more
                                 Number   0    Principal Balance $         0.00

          (b)  in foreclosure
                                 Number   0    Principal Balance $         0.00

     9) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c):  $     0.00    $     0.00

     10) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                       $     0.00    $     0.00

     11) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 12-S: ........................       0.495123%

     12)  Senior Percentage for such Distribution Date: ........... 95.85772300%

     13)  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     14)  Class A6 Percentage......................................  9.68319900%

     15)  Class A6 Prepayment Distribution Percentage for such ....  0.000000%
          Distribution Date:

     16)  Junior Percentage for such Distribution Date: ...........  4.14227700%

     17)  Junior Prepayment Percentage for such Distribution Date:   0.00000000%

       Capitalized terms used in this Statement shall have the same meanings as in the Agreement.